UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 14, 2018

GOVERNMENT PROPERTIES INCOME TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1440

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the terms “the Company,” “GOV,” “we,” “us” and “our” refer to Government Properties Income Trust.

Item 1.01.  Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On September 14, 2018, we and our wholly owned subsidiary, GOV MS REIT, a Maryland real estate investment trust, or Merger Sub, and Select Income REIT, a Maryland real estate investment trust, or SIR, entered into an Agreement and Plan of Merger, or the Merger Agreement, pursuant to which, on the terms and subject to the satisfaction or waiver of the conditions thereof, SIR has agreed to merge with and into Merger Sub, with Merger Sub continuing as the surviving entity in the merger, or the Merger. Pursuant to the terms and subject to the conditions and limitations set forth in the Merger Agreement, at the effective time of the Merger, or the Effective Time, each common share of beneficial interest, $.01 par value per share, of SIR, or SIR Common Shares, issued and outstanding immediately prior to the Effective Time (other than SIR Common Shares held by us or any of our or SIR’s wholly owned subsidiaries) will be converted into the right to receive 1.04, or the Exchange Ratio, of our common shares of beneficial interest, $.01 par value per share, or GOV Common Shares, subject to adjustment as described in the Merger Agreement with cash paid in lieu of fractional shares. Under the Merger Agreement, the Exchange Ratio is fixed and will not be adjusted to reflect changes in the market price of the GOV Common Shares or the SIR Common Shares prior to the Effective Time. Prior to the Effective Time, we will amend our declaration of trust to increase the number of authorized GOV Common Shares from 150,000,000 to 200,000,000.

Pursuant to the Merger Agreement, at the Effective Time, any outstanding unvested SIR Common Share awards under SIR’s equity compensation plan will be converted into an award under our equity compensation plan, subject to substantially similar vesting requirements and other terms and conditions, of a number of GOV Common Shares determined by multiplying the number of unvested SIR Common Shares subject to such award by the Exchange Ratio (rounded down to the nearest whole number).

Pursuant to the Merger Agreement, we and SIR have agreed that, prior to the Effective Time, we will sell, for cash consideration, the 24,918,421 SIR Common Shares beneficially owned by us, or the Secondary Sale, and, subject to the satisfaction of certain conditions, SIR will declare and pay a pro rata distribution to its shareholders of the 45,000,000 common shares of beneficial interest, $.01 par value per share, of SIR’s majority owned subsidiary, Industrial Logistics Properties Trust, a Maryland real estate investment trust, or ILPT, owned by SIR, or the ILPT Distribution.  The Merger and the other transactions contemplated by the Merger Agreement, including the Secondary Sale and the ILPT Distribution, are collectively referred to herein as the Transactions.

We expect that immediately after the merger of SIR into Merger Sub is effective, Merger Sub will then merge with and into us, with us as the surviving entity, and we will change our name to “Office Properties Income Trust,” following which our ticker symbol on The Nasdaq Stock Market LLC, or Nasdaq, will be changed to “OPI”.  We also expect that immediately following that second merger, we will effect a reverse stock split of the GOV Common Shares pursuant to which every four common shares of the combined company will be converted into one common share of the combined company, or the Reverse Stock Split.  The combined company will continue to be managed by The RMR Group LLC, or RMR LLC, our and SIR’s manager.

The completion of the Merger is subject to the satisfaction or waiver of various conditions, including, among other things:  (1) approval of the Merger and the other transactions contemplated by the Merger Agreement to which SIR is a party by at least a majority of all the votes entitled to be cast by holders of outstanding SIR Common Shares entitled to vote at the special meeting of SIR’s shareholders held for that purpose; (2) approval of the issuance of GOV Common Shares to be issued in the Merger, or the Merger Share Issuance, by at least a majority of all the votes cast by the holders of outstanding GOV Common Shares entitled to vote at the special meeting of our shareholders held for that purpose; (3) the absence of any law or order by any governmental authority prohibiting, making illegal, enjoining or otherwise restricting, preventing or prohibiting the consummation of the Merger and the other Transactions; (4) the effectiveness of the registration statement on Form S-4, or the Form S-4, to be filed by us with the Securities and Exchange Commission, or the SEC, to register the GOV Common Shares to be issued in the Merger; (5) Nasdaq’s approval of the listing of GOV Common Shares to be issued in the Merger, subject to official notice of issuance; (6) the consummation of the Secondary Sale; (7) after the Secondary Sale and receipt of the SIR and GOV shareholder approvals described above, and subject to the satisfaction of other conditions, the payment of the ILPT Distribution at least one business day before the completion of the Merger; and (8) the receipt of certain tax opinions from each party’s tax counsel. We and SIR expect the Merger to close in late 2018 or early 2019, and the Merger Agreement provides that either party may terminate the agreement if the Merger is not consummated by the outside closing date of June 30, 2019.

The Merger Agreement contains certain customary representations, warranties and covenants, including, among others, covenants with respect to the conduct of our and SIR’s respective businesses prior to closing, subject to certain consent rights by SIR and us, respectively, and covenants prohibiting us and SIR from soliciting, providing information or entering into discussions concerning competing proposals (generally defined as proposals for 20% or more of the assets, revenues or earnings or equity of the applicable party), subject to certain exceptions. In addition, we have agreed to vote all of the SIR Common Shares beneficially owned by us at SIR’s special meeting of shareholders in favor of approval of the Merger and the other transactions contemplated by the Merger Agreement to which SIR is a party. SIR has set October 1, 2018 as the record date for shareholders eligible to vote at such meeting.

The Merger Agreement contains certain termination rights for both us and SIR, including that under specified circumstances, either party is entitled to terminate the Merger Agreement to accept a superior proposal (generally defined as proposals for 75% or more of the assets, revenues or earnings or equity of such party, which proposal such party’s board of trustees (or an authorized committee thereof) has determined in good faith, after consultation with outside financial advisors and outside legal counsel, (1) would, if consummated, result in a transaction that is more favorable to the shareholders of such party from a financial point of view than the Merger and other Transactions, (2) for which the third party has demonstrated that the financing for such offer is fully committed or is reasonably likely to be obtained, and (3) which is reasonably likely to receive all required approvals from any governmental authority and otherwise reasonably likely to be consummated on the terms proposed). Neither party is entitled to any termination fee under the Merger Agreement. All fees and expenses incurred in connection with the Merger and the other Transactions will be paid by the party incurring those expenses, except that we and SIR will share equally any filing fees incurred in connection with the filing of the Form S-4 and the related joint proxy statement/prospectus and, as explained below, we are responsible for all of the costs and expenses incurred in connection with the Secondary Sale, including costs and expenses of SIR and its affiliates.

Contemporaneously with the execution of the Merger Agreement, SIR and RMR LLC entered into a letter agreement, or the RMR LLC Letter Agreement, pursuant to which, on the terms and subject to conditions contained therein, SIR and RMR LLC have acknowledged and agreed that, effective upon consummation of the Merger, SIR shall have terminated its business and property management agreements with RMR LLC for convenience, and RMR LLC shall have waived its right to receive payment of the termination fee pursuant to each such agreement upon such termination.  The RMR LLC Letter Agreement further provides that such termination by SIR and waiver by RMR LLC shall apply only in respect of the Merger and will not apply in respect of any competing proposal or superior proposal (as those terms are defined in the Merger Agreement) or to any other transaction or arrangement.

The transactions contemplated by the Merger Agreement and the terms thereof were evaluated, negotiated and recommended to each of our and SIR’s board of trustees by a special committee of our and SIR’s board of trustees, respectively, each comprised solely of our and SIR’s disinterested, independent trustees, respectively, and were separately approved and adopted by our and SIR’s independent trustees and by our and SIR’s board of trustees.  Citigroup Global Markets Inc. acted as financial advisor to the special committee of our board of trustees and UBS Securities LLC acted as financial advisor to the special committee of SIR’s board of trustees.

The foregoing description of the Merger Agreement is not complete and is subject to and qualified in its entirety by reference to the copy of the Merger Agreement attached as Exhibit 2.1 hereto, which is incorporated herein by reference. Certain of the representations and warranties contained in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to our or SIR’s shareholders or may have been used for the purpose of allocating risk between the parties to the Merger Agreement. Accordingly, the representations and warranties contained in the Merger Agreement are not necessarily characterizations of the actual state of facts with respect to us or our subsidiaries, including Merger Sub, or SIR or its subsidiaries, at the time they were made or otherwise, and investors should not rely on them as statements of fact.

Registration Agreement

Contemporaneously with the execution of the Merger Agreement, and in connection with the Secondary Sale, we entered into a registration agreement with SIR, or the Registration Agreement, pursuant to which we received demand registration rights, subject to certain limitations, with respect to the resale of the 24,918,421 SIR Common Shares we beneficially own. Under the Registration Agreement, we agreed to pay all of the costs and expenses incurred in connection with the Secondary Sale, including costs and expenses of SIR and its affiliates.  The foregoing description of the Registration Agreement is not complete and is subject to and qualified in its entirety by reference to the copy of the Registration Agreement attached as Exhibit 10.1 hereto.

Item 7.01.  Regulation FD Disclosure.

On September 17, 2018, we issued a press release announcing the Merger and other Transactions, and we also released an investor presentation containing additional detail on the Merger and the other Transactions. Copies of that press release and investor presentation are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Item 8.01.  Other Events.

Record Date for Special Shareholder Meeting

On September 14, 2018, our Board of Trustees fixed the record date for purposes of determining our shareholders entitled to notice of and to vote at the special meeting of shareholders to approve the Merger Share Issuance as the close of business on October 1, 2018.

Material United States Federal Income Tax Considerations

The following summary supplements and updates the more detailed description of the United States federal income tax considerations contained in Item 1 of our Annual Report on Form 10-K for the year ended December 31, 2017, or our Annual Report, captioned “Material United States Federal Income Tax Considerations”, which summary is incorporated by reference. Subject to the qualifications and assumptions contained in its opinion, Sullivan & Worcester LLP, Boston, Massachusetts, has rendered a legal opinion that the discussion in our Annual Report captioned “Material United States Federal Income Tax Considerations”, as supplemented by this section, is accurate in all material respects and fairly summarizes the U.S. federal income tax considerations discussed therein and in this section, and the opinions of Sullivan & Worcester LLP referred to therein and in this section represent Sullivan & Worcester LLP’s opinions on those subjects.

This discussion does not address all U.S. federal income tax considerations that may be applicable to holders of common shares in light of their particular circumstances or holders subject to special treatment under U.S. federal income tax law. In addition, this discussion does not address any U.S. state or local or non-U.S. tax considerations. Holders of our common shares should consult their own tax advisors.

General United States Federal Income Tax Consequences of Our Disposition of SIR Common Shares

As described above, it is a condition precedent to the Merger that we dispose of the SIR Common Shares that we currently hold prior to the Effective Time.

Any gain that we recognize as a result of such disposition of SIR Common Shares will be qualifying income for purposes of the 95% gross income test as gain from the sale or disposition of stock; in addition, if as expected SIR qualifies for taxation as a real estate investment trust, or REIT, for its taxable year that includes the date of such disposition by meeting the requirements of Sections 856-859 of the Internal Revenue Code of 1986, as amended, or the IRC, then any gain that we recognize as a result of such disposition of SIR Common Shares will also be qualifying income for purposes of the 75% gross income test as gain from the sale or disposition of transferable shares of another REIT.  We do not expect to realize a material amount of gain from the disposition of the SIR Common Shares that we currently own. For all these reasons, we do not expect any recognized gain from our disposition of SIR Common Shares to materially impact our ability to qualify for taxation as a REIT.

General United States Federal Income Tax Consequences of the Merger

The Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the IRC. It is a condition to the completion of the Merger that our counsel, Sullivan & Worcester LLP, and Skadden, Arps, Slate, Meagher & Flom LLP, counsel to SIR, each renders an opinion that (i) the Merger will qualify as a reorganization within the meaning of Section 368(a) of the IRC, and (ii) we and SIR will each be a party to that reorganization within the meaning of Section 368(b) of the IRC. Such opinions will be subject to customary exceptions, assumptions, and qualifications, and will be conditioned on the accuracy, as of the date of the Merger Agreement and as of the Effective Time, of representations made by SIR and us regarding factual matters, and of covenants undertaken by SIR and us. If any assumption or representation is inaccurate in any way, or any covenant is not complied with, the tax consequences of the Merger could differ from those described in the tax opinions and in this discussion. These tax opinions will represent the legal judgment of counsel rendering the opinion and will not be binding on the Internal Revenue Service, or IRS, or the courts; there can be no assurance that the IRS would not assert, or that a court would not sustain, a position contrary to the conclusions set forth in the tax opinions. Accordingly, the tax opinions are not a guarantee of the legal outcome of the Merger or any tax benefits that may be derived from the Merger. This discussion assumes that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the IRC.

Properties, Attributes and Tax Liabilities Inherited from SIR

We expect that the properties we acquire in the Merger will generally constitute qualifying REIT assets and will generally generate qualifying REIT income, such that we can continue to qualify for taxation as a REIT. We will inherit the historical tax bases, holding periods, and depreciation schedules of SIR with respect to the properties we acquire in the Merger. As the successor by merger to SIR, we will also generally be liable for unpaid taxes, including penalties and interest (if any), of SIR. In addition to inheriting SIR’s tax liabilities, if SIR has failed or fails to qualify for taxation as a REIT for federal income tax purposes and the Merger is completed, we could lose our qualification for taxation as a REIT should SIR’s disqualifying activities continue after the Merger. Even if we retain our qualification for taxation as a REIT, if SIR does not qualify for taxation as a REIT for a taxable year before the Merger or that includes the Merger and if no relief is available, then we would face the following tax consequences:

•                  As the successor by merger to SIR, we would generally inherit any corporate income tax liabilities of SIR, including penalties and interest;

•                  We would be subject to tax on the built-in gain on each asset of SIR existing at the Effective Time if we were to dispose of a SIR asset during a specified period (generally five years) following the Effective Time; and

•                  We could be required to pay a special distribution and/or employ applicable deficiency dividend procedures (including interest payments to the IRS) to eliminate any earnings and profits accumulated by SIR for taxable periods for which it did not qualify for taxation as a REIT.

Finally, if there is an adjustment to SIR’s real estate investment trust taxable income or dividends paid deductions, we could elect to use the deficiency dividend procedure in respect of preserving our predecessor SIR’s REIT qualification. That deficiency dividend procedure could require us to make significant distributions to our shareholders and to pay significant interest to the IRS.

General United States Federal Income Tax Consequences of the Reverse Stock Split

As discussed above, we will undertake the Reverse Stock Split which will result in every four issued and outstanding common shares of the combined company outstanding immediately after the Effective Time (including those held by SIR shareholders following the Merger) to be automatically combined into one issued and outstanding common share of the combined company. A holder of combined company common shares generally will not recognize any gain or loss upon the Reverse Stock Split, except in respect of any cash received in lieu of fractional combined company common shares (as discussed below). The aggregate tax basis of the combined company common shares received in the Reverse Stock Split, including any fractional share deemed to have been received, will be equal to the aggregate tax basis of the combined company common shares exchanged therefor, and the shareholder’s holding period in the combined company common shares received will include the holding period in the combined company common shares exchanged therefor (including the holding period of any SIR Common Shares surrendered in connection with the Merger). If a shareholder holds combined company common shares with different holding periods or different tax bases, Treasury regulations provide guidance on how such shareholder may allocate its tax basis among its combined company common shares received in the Reverse Stock Split and the holding period of such combined company common shares.

A shareholder that receives cash in lieu of a fractional combined company common share generally will be treated as having received such fractional share and then as having received such cash in redemption of the fractional share. Gain or loss generally will be recognized by a U.S. shareholder based on the difference between the amount of cash received in lieu of the fractional share and the portion of the shareholder’s aggregate adjusted tax basis of the combined company common shares exchanged which is allocable to the fractional share. Such gain or loss generally will be capital gain or loss and will be long-term capital gain or loss if the holding period for such combined company common shares exceeds one year at the time of the Reverse Stock Split. A non-U.S. shareholder will generally not be subject to U.S. federal income taxation or withholding with respect to cash in lieu of fractional combined company common shares received, provided that such non-U.S. shareholder has properly certified to the applicable withholding agent its non-U.S. shareholder status on an applicable IRS Form W-8 or substantially similar form.

Information Regarding Certain Relationships and Related Person Transactions

We have relationships and historical and continuing transactions with SIR, RMR LLC, The RMR Group Inc., or RMR Inc., and others related to them. For example: neither we nor SIR have any employees and the personnel and various services we and SIR require to operate our businesses are provided to us by RMR LLC pursuant to business and property management agreements with RMR LLC; we are the largest shareholder of SIR, owning approximately 27.8% of the outstanding SIR Common Shares as of the date hereof; Adam D. Portnoy, one of our Managing Trustees also serves as a managing trustee of SIR; David M. Blackman, our President and Chief Executive Officer, also serves as a managing trustee and the president and chief executive officer of SIR; one of our Independent Trustees serves as an independent trustee of SIR; RMR Inc. is the managing member of RMR LLC; Adam D. Portnoy, is the sole trustee, an officer and controlling shareholder of ABP Trust, which is the controlling shareholder of RMR Inc.; other officers and employees of RMR LLC and RMR Inc. serve as officers of us and SIR; and we and SIR own shares of class A common stock of RMR Inc. Adam D. Portnoy is an officer of RMR LLC and a managing director, president and chief executive officer of

RMR Inc. We also have relationships and historical and continuing transactions with other companies to which RMR LLC or its subsidiaries provide management services and which may have trustees, directors and officers who are also trustees, directors or officers of us, SIR, RMR LLC or RMR Inc.

For further information about these and other such relationships and related person transactions, see our Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, or our Quarterly Report, our Annual Report on Form 10-K for the year ended December 31, 2017, or our Annual Report, our definitive Proxy Statement for our 2018 Annual Meeting of Shareholders, or our Proxy Statement, and our other filings with the SEC, including Notes 10 and 11 to our condensed consolidated financial statements included in our Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Quarterly Report, Notes 6 and 7 to our consolidated financial statements included in our Annual Report and the sections captioned “Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report and the section captioned “Related Person Transactions” and the information regarding our Trustees and executive officers included in our Proxy Statement. In addition, see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise as a result of these and other related person transactions and relationships. Our filings with the SEC and copies of certain of our agreements with these related persons are available as exhibits to our filings with the SEC and accessible at the SEC’s website, www.sec.gov.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the Merger and the other Transactions, we expect to file with the SEC a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents with respect to the Merger and the other Transactions with respect to both us and SIR. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) IF AND WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE OTHER TRANSACTIONS.

After the registration statement for the Merger has been declared effective by the SEC, a definitive joint proxy statement/prospectus will be mailed to our and SIR’s shareholders. Investors will be able to obtain free copies of documents filed with the SEC at the SEC’s website at www.sec.gov. In addition, investors may obtain free copies of our filings with the SEC from our website at www.govreit.com and free copies of SIR’s filings with the SEC from SIR’s website at www.sirreit.com.

Participants in the Solicitation Relating to the Merger and other Transactions

We, our Trustees and certain of our executive officers, SIR, its trustees and certain of its executive officers, and RMR LLC, RMR Inc. and certain of their directors, officers and employees may be deemed participants in the solicitation of proxies from our shareholders in respect of the approval of the Merger Share Issuance and from SIR’s shareholders in respect of the approval of the Merger and the other transactions contemplated by the Merger Agreement to which SIR is a party. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of our and SIR’s shareholders in connection with the Merger and the other transactions contemplated by the Merger Agreement will be set forth in the joint proxy statement/prospectus for the Merger and the other relevant documents to be filed with the SEC.  You can find information about our Trustees and executive officers in our Proxy Statement. You can find information about SIR’s trustees and executive officers in its definitive proxy statement for its 2018 Annual

Meeting of Shareholders. These documents are available free of charge on the SEC’s website and from us or SIR, as applicable, using the sources indicated above.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, “WILL”, “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE:

•                  THIS CURRENT REPORT ON FORM 8-K STATES THAT WE ENTERED INTO A MERGER AGREEMENT WITH SIR AND THAT THE MERGER IS EXPECTED TO CLOSE IN LATE 2018 OR EARLY 2019. THE CLOSING OF THE MERGER IS SUBJECT TO THE SATISFACTION OR WAIVER OF CONDITIONS, INCLUDING THE RECEIPT OF REQUISITE APPROVALS BY OUR AND SIR’S SHAREHOLDERS AND THE COMPLETION OF THE SECONDARY SALE AND THE ILPT DISTRIBUTION. WE CANNOT BE SURE THAT ANY OR ALL OF SUCH CONDITIONS WILL BE SATISFIED OR WAIVED. ACCORDINGLY, THE MERGER MAY NOT CLOSE BY LATE 2018 OR EARLY 2019 OR AT ALL, OR THE TERMS OF THE MERGER AND THE OTHER TRANSACTIONS MAY CHANGE.

•                  AS NOTED ABOVE, THE MERGER WILL REQUIRE APPROVAL OF THE SIR SHAREHOLDERS AND THE MERGER SHARE ISSUANCE WILL REQUIRE APPROVAL OF THE GOV SHAREHOLDERS. SUCH APPROVALS WILL BE SOLICITED BY A JOINT PROXY STATEMENT/PROSPECTUS TO BE INCLUDED IN THE FORM S-4 WHICH MUST BE FILED WITH AND DECLARED EFFECTIVE BY THE SEC. THE PROCESS OF PREPARING THE FORM S-4 AND RELATED JOINT PROXY STATEMENT/PROSPECTUS IS TIME CONSUMING AND THE TIME BEFORE THE SEC DECLARES THE REGISTRATION STATEMENT EFFECTIVE IS BEYOND OUR AND SIR’S CONTROL. ACCORDINGLY, WE CANNOT BE SURE THAT THE MERGER AND THE OTHER TRANSACTIONS WILL BE CONSUMMATED WITHIN A SPECIFIED TIME PERIOD OR AT ALL.

•                  WE OWN A SIGNIFICANT NUMBER OF SIR COMMON SHARES AND OUR ABILITY TO COMPLETE THE SECONDARY SALE OF ALL THOSE SHARES AS CONTEMPLATED BY THE MERGER AGREEMENT IS SUBJECT TO MARKET CONDITIONS AND OTHER FACTORS, SOME OF WHICH ARE BEYOND OUR AND SIR’S CONTROL.  AS A RESULT, THE SECONDARY SALE MAY BE DELAYED OR MAY NOT BE COMPLETED.

•                  THIS CURRENT REPORT ON FORM 8-K STATES THAT SIR WILL DISTRIBUTE ALL OF THE ILPT SHARES IT OWNS TO SIR’S SHAREHOLDERS AT LEAST ONE BUSINESS DAY PRIOR TO THE CONSUMMATION OF THE MERGER.  THE ILPT DISTRIBUTION IS SUBJECT TO THE SATISFACTION OF SPECIFIED CONDITIONS, INCLUDING AMONG OTHER THINGS, OBTAINING THE REQUISITE SHAREHOLDER APPROVALS WITH RESPECT TO THE MERGER. WE CANNOT BE SURE WHEN OR IF

THOSE CONDITIONS WILL BE SATISFIED OR THAT THE ILPT DISTRIBUTION WILL OCCUR.

•                  THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS REGARDING OUR EXPECTATIONS FOR THE COMBINED COMPANY AFTER EFFECTIVENESS OF THE MERGER, INCLUDING THAT WE WILL EFFECT A REVERSE STOCK SPLIT OF THE COMBINED COMPANY’S COMMON SHARES. THESE STATEMENTS ARE CONTINGENT UPON THE CONSUMMATION OF THE MERGER AND THE OTHER TRANSACTIONS, AND MAY NOT OCCUR.

•                  THE PRO FORMA FINANCIAL INFORMATION FILED AS AN EXHIBIT TO THIS CURRENT REPORT ON FORM 8-K INCLUDES CERTAIN ASSUMPTIONS REGARDING THE POTENTIAL SALE OF ALL OF THE SIR COMMON SHARES BENEFICIALLY OWNED BY US, INCLUDING WITH RESPECT TO THE NET PROCEEDS TO US FROM SUCH SALE. WE CANNOT BE SURE THAT WE WILL SELL THE SIR COMMON SHARES WE OWN FOR THE ASSUMED NET PROCEEDS OR AT ALL, OR THAT OUR ASSUMPTIONS WILL REFLECT THE ACTUAL USE OF NET PROCEEDS TO US FROM THE SALE OF SUCH SIR COMMON SHARES, IF ANY.

•                  THIS CURRENT REPORT ON FORM 8-K STATES THAT THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT AND THE TERMS THEREOF WERE EVALUATED, NEGOTIATED AND RECOMMENDED TO EACH OF OUR AND SIR’S BOARD OF TRUSTEES BY A SPECIAL COMMITTEE OF OUR AND SIR’S BOARD OF TRUSTEES, RESPECTIVELY, EACH COMPRISED SOLELY OF OUR AND SIR’S DISINTERESTED, INDEPENDENT TRUSTEES, RESPECTIVELY, AND WERE SEPARATELY APPROVED AND ADOPTED BY OUR AND SIR’S INDEPENDENT TRUSTEES AND BY OUR AND SIR’S BOARD OF TRUSTEES, AND THAT CITIGROUP GLOBAL MARKETS INC. AND UBS SECURITIES LLC ACTED AS A FINANCIAL ADVISOR TO US AND SIR, RESPECTIVELY. DESPITE THIS PROCESS, WE COULD BE SUBJECT TO CLAIMS CHALLENGING THE MERGER OR OTHER TRANSACTIONS OR OUR ENTRY INTO THE MERGER AND RELATED AGREEMENTS BECAUSE OF THE MULTIPLE RELATIONSHIPS AMONG US, SIR, RMR LLC AND THEIR RELATED PERSONS AND ENTITIES OR OTHER REASONS, AND DEFENDING EVEN MERITLESS CLAIMS COULD BE EXPENSIVE AND DISTRACTING TO MANAGEMENT.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN OUR ANNUAL REPORT, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Information and Exhibits.

(b)                                 Pro Forma Financial Information

Our unaudited pro forma condensed consolidated balance sheet as of June 30, 2018 and our unaudited pro forma condensed consolidated statements of income for the year ended December 31, 2017 and the six months ended June 30, 2018 and the notes related thereto are filed as Exhibit 99.3 to this Current Report on Form 8-K. The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of our expected financial position or results of operations for any future period. Differences could result from numerous factors, including future changes in our and SIR’s portfolio of investments, our and SIR’s capital structure, our and SIR’s property level operating expenses and revenues, including rents expected to be received on our and SIR’s existing leases or leases we or SIR may enter into during and after 2018, changes in interest rates and other reasons. Actual future results are likely to be different from amounts presented in the unaudited pro forma condensed consolidated financial statements and such differences could be significant.

(d)                                 Exhibits

2.1	Agreement and Plan of Merger, dated as of September 14, 2018, among the Company, GOV MS REIT and Select Income REIT.* (Filed herewith.)

8.1	Opinion of Sullivan & Worcester LLP as to tax matters. (Filed herewith.)

10.1	Registration Agreement, dated as of September 14, 2018, between Select Income REIT and the Company. (Filed herewith.)

23.1	Consent of Sullivan & Worcester LLP (included in Exhibit 8.1). (Filed herewith.)

99.1	Press Release dated September 17, 2018. (Furnished herewith.)

99.2	Investor Presentation dated September 17, 2018. (Furnished herewith.)

99.3

Unaudited pro forma condensed consolidated financial statements of the Company for the year ended December 31, 2017 and the six months ended June 30, 2018 and the notes related thereto. (Filed herewith.)

*                                         Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. We will furnish copies of any such schedules and exhibits to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOVERNMENT PROPERTIES INCOME TRUST

By:	/s/ Mark L. Kleifges
Name:	Mark L. Kleifges
Title:	Chief Financial Officer and Treasurer

Dated:  September 17, 2018